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       [LOGO]                       [LOGO]                          [LOGO]
   COMMON STOCK                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 270321 10 2

                                EarthLink, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT






IS THE OWNER OF
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

-------------------------------EarthLink, Inc.----------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.


COUNTERSIGNED AND REGISTERED
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                  TRANSFER AGENT AND REGISTRAR
BY

                             AUTHORIZED SIGNATURE

Dated:

                                   [SEAL]


        /s/ Samuel R. DeSimone, Jr.           /s/ Charles G. Betty

        SECRETARY                            CHIEF EXECUTIVE OFFICER


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                              EarthLink, Inc.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common                      UNIF GIFT MIN ACT -           Custodian        .
          TEN ENT - as tenants by the entireties                                  ---------           ----------------
          JT TEN  - as joint tenants with right of                                 (Cust)                     (Minor)
                    survivorship and not as tenants                                    under Uniform Gifts to Minors
                    in common                                                          Act
                                                                                          ----------------------------
                                                                                                     (State)


        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         SHARES
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OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
                                                                      ATTORNEY
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TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
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                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


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   SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.